UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

July 23, 2015

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07                                          Submission of Matters to a Vote of Security Holders

On July 23, 2015, OmniVision Technologies, Inc. (“OmniVision”) held a Special Meeting of Stockholders (the “Special Meeting”).  At the Special Meeting, the stockholders of OmniVision voted on the following matters (as described in detail in OmniVision’s definitive proxy statement filed with the Securities and Exchange Commission on June 10, 2015, as supplemented on July 9, 2015):

Proposal One — Adoption of the Merger Agreement. The stockholders of OmniVision cast their votes on and approved the adoption of the Agreement and Plan of Merger, dated as of April 30, 2015, by and among OmniVision, Seagull International Limited and Seagull Acquisition Corporation, as it may be amended from time to time (the “Merger Agreement”) as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
37,752,638	433,879	690,445	0

Proposal Two — Adjournment of the Special Meeting.  The stockholders of OmniVision cast their votes on and approved the proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,712,635	3,472,878	691,449	0

Proposal Three — Advisory Vote on Executive Compensation.  The stockholders of OmniVision cast their votes on and approved, by non-binding, advisory vote, the payment of compensation that will or may become payable by OmniVision to its named executive officers in connection with the merger of Seagull Acquisition Corporation with and into OmniVision, with OmniVision continuing as the surviving corporation and as a wholly owned subsidiary of Seagull International Limited, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,241,007	1,788,694	847,261	0

Section 8 — Other Events

Item 8.01                                          Other Events

In connection with the completion of the Special Meeting disclosed under Item 5.07 of this report, on July 24, 2015, OmniVision issued a press release announcing that, at the Special Meeting, the stockholders of OmniVision voted to approve the adoption of the Merger Agreement and certain related matters. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                       Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of OmniVision Technologies, Inc., dated July 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 24, 2015		OMNIVISION TECHNOLOGIES, INC.

	By:	/s/ Y. VICKY CHOU
Y. Vicky Chou
Senior Vice President of Global Management and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of OmniVision Technologies, Inc., dated July 24, 2015.